                                 AB FUNDS TRUST
              RETAIL CLASS - RETIREMENT CLASS - INSTITUTIONAL CLASS

                        Supplement dated October 30, 2004
                                       to
          Prospectus dated April 30, 2004, as supplemented July 7, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUSES.

                  I. CHANGES TO AB FUNDS TRUST CLASS STRUCTURE

Effective November 8, 2004, the Funds will implement several changes to their class structure, including changing the names and the eligibility requirements for the existing share classes, increasing certain shareholder servicing and distribution fees of the Retail Class, and introducing a new, fourth share class. The fees of the Institutional and Retirement Classes will not change, and all current shareholders will pay the same or lower fund fees.

CHANGE IN SHARE CLASS NAMES

As shown in the table below, effective November 8, 2004, the share classes will have more generic names as follows: the current Institutional Class will be named the GS2 Class; the current Retirement Class will be named the GS4 Class; the current Retail Class will be named the GS6 Class; and the newly created class will be named the GS8 Class.


                                AB FUNDS TRUST -- NEW SHARE CLASS NAMES

               FUND NAMES                    INSTITUTIONAL        RETIREMENT           RETAIL         4TH SHARE
                                                                                                         CLASS
Flexible Income Fund                                                 GS4                GS6               GS8
Growth & Income Fund                                                 GS4                GS6               GS8
Capital Opportunities Fund                                           GS4                GS6               GS8
Global Equity Fund                                                   GS4                GS6               GS8
Flexible Income Fund I                            GS2
Growth & Income Fund I                            GS2
Capital Opportunities Fund I                      GS2
Global Equity Fund I                              GS2
Money Market Fund                                 GS2                GS4                GS6               GS8
Low-Duration Bond Fund                            GS2                GS4                GS6               GS8
Medium-Duration Bond Fund                         GS2                GS4                GS6               GS8
Extended-Duration Bond Fund                       GS2                GS4                GS6               GS8
Equity Index Fund                                 GS2                GS4                GS6               GS8
Value Equity Fund                                 GS2                GS4                GS6               GS8
Growth Equity Fund                                GS2                GS4                GS6               GS8
Small Cap Fund                                    GS2                GS4                GS6               GS8
International Equity Fund                         GS2                GS4                GS6               GS8

CHANGE IN ELIGIBILITY REQUIREMENTS FOR PURCHASING A SHARE CLASS
The following text should replace the section entitled "Eligible Investors" under the heading "Shareholder Information" in your Prospectus:

ELIGIBLE INVESTORS

Shares of the Funds are not offered to the general public. The Funds reserve the right to refuse to accept investments at any time. The Annuity Board may invest for its own account, including reserves and endowment, in any class of the Funds.

GS2 CLASS shares of the Funds are sold only to (a) accounts administered by the Annuity Board for cooperating Southern Baptist foundations and other Southern Baptist organizations in states where no affiliated Southern Baptist foundation is situated; (b) accounts for the Prior Plans and the Standard Plans in accordance with their respective Eligibility Schedules; and (c) other accounts of organizations the Annuity Board is authorized to serve.

GS4 CLASS shares of the Funds are sold only to accounts, including IRAs, for:
(a) individuals who participate or are eligible to participate in the Plans and other individuals who serve organizations that the Annuity Board is authorized to serve; (b) spouses of such individuals; (c) Prior Plans and Standard Plans in accordance with their respective Eligibility Schedules; and (d) Outside Service Plans upon selection of this class by a fiduciary for the plan other than the Annuity Board.

GS6 CLASS shares of the Funds are sold only to accounts for Standard Plans in accordance with the Standard Plan Eligibility Schedule shown below and to accounts for Outside Service Plans upon selection of this class by a fiduciary for the plan other than the Annuity Board.

GS8 CLASS shares of the Funds are sold only to accounts for Standard Plans in accordance with the Standard Plan Eligibility Schedule shown below and to accounts for Outside Service Plans upon selection of this class by a fiduciary for the plan other than the Annuity Board.


PRIOR PLAN ELIGIBILITY SCHEDULE

          Eligibility Schedule Assets     Blended Funds    Select Funds
   Less than $80 million                       GS4              GS4
   $80 - $250 million                          GS2              GS4
   Over $250 million                           GS2              GS2
   No Participant Directed Accounts            GS2              GS2

STANDARD PLAN ELIGIBILITY SCHEDULE

          Eligibility Schedule Assets     Blended Funds    Select Funds
   Less than $1 million                        GS8              GS8
   $1 - $3 million                             GS6              GS8
   $3 - $5 million                             GS6              GS6
   $5 - $15 million                            GS4              GS6
   $15 - $80 million                           GS4              GS4
   $80 - $250 million                          GS2              GS4
   Greater than $250 million                   GS2              GS2
   No Participant Directed Accounts            GS2              GS2

"Plans" refers to employee benefit plans and programs of organizations and persons that the Annuity Board is authorized to serve.

"Outside Service Plans" refers to Plans for which a service provider other than the Annuity Board provides plan record-keeping services for participants.

"Prior Plans" refers to Plans other than Outside Service Plans that the Annuity Board was authorized to serve prior to June 1, 2004.

"Standard Plans" refers to Plans other than Prior Plans or Outside Service
Plans.

"Eligibility Schedule Assets" refers to assets taken into account for purposes of the applicable Eligibility Schedule and includes both assets of the Plan and other retirement plan assets of the organization sponsoring the Plan invested in AB Funds Trust and/or serviced by the Annuity Board as record-keeper (but shall not include assets of any third-party organization serving as plan sponsor). Eligibility Schedule Assets shall also include such plan assets of organizations related to the organization sponsoring the Plan that share a central administrative unit with the organization sponsoring the Plan. Eligibility Schedule Assets shall be computed periodically as follows.

Periodic Re-Evaluation. For any Plan with an initial purchase date after June 1, 2004, Eligibility Schedule Assets will be re-evaluated within thirty (30) days of the second anniversary following the initial purchase date. Subsequent re-evaluations will occur in alternate years within thirty (30) days of the anniversary of the initial purchase date in such years. For any Plan with an initial purchase date on or before June 1, 2004, Eligibility Schedule Assets will be re-evaluated as of November 8, 2004 and thereafter in alternate years within thirty (30) days of November 8 in such years. For purposes of re-evaluation, average monthly Eligibility Schedule Assets over the 12-month period immediately prior to the re-evaluation date will be calculated and applied to the respective Eligibility Schedules. If the re-evaluation indicates that a Plan is ineligible under the applicable Eligibility Schedule for the class of shares of a fund in which it is currently invested, then the Plan's shares will automatically be exchanged for shares of the appropriate class of that fund pursuant to the Eligibility Schedule as soon as administratively possible following the re-evaluation date but in no event later than 90 days following the re-evaluation date.

Initial Purchases. Any assets that fall within the description of Eligibility Schedule Assets and that are held as of the initial purchase of shares for a Plan or received within ninety (90) days thereafter pursuant to a written commitment will be deemed to constitute Eligibility Schedule Assets for purposes of determining eligibility according to the applicable Eligibility Schedule.

CURRENT SHAREHOLDERS OF THE RETAIL CLASS WILL BE CONVERTED TO THE RETIREMENT
CLASS

Pursuant to the new investor eligibility requirements described above, on November 8, 2004, individual shareholders who, directly or through IRAs, now invest in the Retail Class (new GS6 Class) will become ineligible for this class and instead be eligible for Class GS4 (currently the Retirement Class), which has lower fees and expenses. Shares of these shareholders in the GS6 Class will be automatically exchanged for shares of the GS4 Class after the close of business on November 5.

DISTRIBUTIONS

Prior to November 8, 2004, the Funds intend to declare and distribute net investment income that has accrued but has not yet been distributed to shareholders of the existing classes of each Fund, except the Money Market Fund. The Board of Trustees determined these distributions are in the best interests of the Funds' shareholders in connection with the establishment and issuance of the new GS8 Class shares and the conversion of the current Retail Class shareholders to the GS4 Class. Unless you are investing through a Tax-Deferred Account, you should be aware that if you purchase Fund shares shortly before the record date for any dividend or other distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date of the distribution.

INCREASE IN SERVICE AND DISTRIBUTION FEES FOR GS6 CLASS (CURRENTLY THE RETAIL CLASS)

Select Funds GS6 Class. Currently the Retail Class of the Select Funds has shareholder service fees of 0.15% of the average daily net assets of that class. Effective November 8, 2004, the shareholder service fees of this class (renamed
GS6) will be increased to 0.30% of the average daily net assets of that class. This increase will not effect current individual shareholders in the Retail Class, as they will be subject to an automatic conversion to the GS4 Class after the close of business on November 5, as described above.

Blended Funds GS6 Class. Effective November 8, 2004 and pursuant to a vote of the majority of the outstanding shares of the Blended Funds GS6 Class (formerly, the Retail Class), the distribution (12b-1) fee for the GS6 class of the Blended Funds will be increased to 0.10% of the average daily net assets of that class (the current distribution fee is 0.06%). In addition, a service fee of 0.11% of the average daily net assets of that class will be instituted. This increase will not effect current individual shareholders in the Retail Class, as they will be subject to an automatic conversion to the GS4 Class after the close of business on November 5, as described above.

                II. INFORMATION REGARDING THE FUNDS' SUB-ADVISERS

The following supplements the section "Sub-Advisers" on pages 60 to 64 in the
Prospectus:

NORTHERN TRUST INVESTMENTS, INC. Effective July 31, 2003, Northern Trust Investments, Inc., a sub-adviser to the Trust, changed its name to Northern Trust Investments, N.A., reflecting a change in business structure from a corporation to a national banking association. The firm will continue to have the same ownership principals, associates and support staff. All occurrences of Northern Trust Investments, Inc. are hereby deleted and replaced with Northern Trust Investments, N.A.

MEDIUM-DURATION BOND FUND. The following supplements the information in the Prospectus regarding the Medium-Duration Bond Fund:

WESTERN ASSET MANAGEMENT (ASIA). At a special meeting held on September 16, 2004, the Board of Trustees approved, on behalf of the Medium-Duration Bond Fund and, subsequently, a majority of the outstanding shares of the Medium-Duration Bond Fund approved a sub-advisory agreement between the Trust, SBC Financial and Western Asset Management (Asia) ("WAMA"), pursuant to which WAMA will manage a portion of the Medium-Duration Bond Fund's investments in obligations denominated in currencies other than the U.S. dollar, in which the Medium-Duration Bond Fund may invest up to 20% of its assets. WAMA is an affiliate of Western Asset Management Company and Western Asset Management Limited, both of which are sub-advisers to the Medium-Duration Bond Fund.

WAMA is located at 20 Cecil Street, Equity Plaza #09-00, Singapore. It manages approximately $163.2 billion in assets, as of June 30, 2004. It utilizes a team based approach to portfolio management.

VALUE EQUITY FUND. The following supplements the information in the Prospectus regarding the Value Equity Fund:

NUMERIC INVESTORS L.P. At a regular meeting held on May 12, 2004, the Board of Trustees approved, on behalf of the Value Equity Fund and, subsequently, a majority of the outstanding shares of the Value Equity Fund approved a new sub-advisory agreement among the Trust, SBC Financial and Numeric Investors, LLC ("Numeric"). Effective June 16, 2004, Numeric Investors L.P., which was responsible for managing a portion of the assets of the Value Equity Fund, underwent a financial restructuring, resulting in a change in control. Numeric is the new entity resulting from the restructuring of Numeric Investors L.P. and replaces it as a sub-adviser to the Value Equity Fund.

SMALL CAP EQUITY FUND. The following supplements the information in the Prospectus regarding the Small Cap Equity Fund:

TIMESSQUARE CAPITAL MANAGEMENT, INC. At a special meeting held on September 16, 2004, the Board of Trustees approved, on behalf of the Small Cap Equity Fund and, subsequently, a majority of the outstanding shares of the Small Cap Equity Fund approved a new sub-advisory agreement among the Trust, SBC Financial and TimesSquare Capital Management, LLC ("TimesSquare"). TimesSquare Capital Management, Inc., which is responsible for managing a portion of the assets of the Small Cap Equity Fund, has notified the Trust of its impending acquisition by

Affiliated Managers Group, Inc., an asset management holding company, which will result in a change in control. TimesSquare will be the new entity resulting from the restructuring of TimesSquare Capital Management Inc. and will replace it as a sub-adviser to the Small Cap Equity Fund. The acquisition is expected to close in the fourth quarter of 2004.

INTERNATIONAL EQUITY FUND. The following supplements the information in the Prospectus regarding the International Equity Fund:

GENESIS ASSET MANAGERS LIMITED. At a regular meeting held on March 3, 2004, the Board of Trustees approved, on behalf of the International Equity Fund and, subsequently, a majority of the outstanding shares of the International Equity Fund approved a new sub-advisory agreement among the Trust, SBC Financial and Genesis Asset Managers, LLP ("Genesis"). Effective June 17, 2004, Genesis Asset Managers Limited, which was responsible for managing a portion of the assets of the International Equity Fund, underwent a financial restructuring, resulting in a change in control. Genesis is the new entity resulting from the restructuring of Genesis Asset Managers Limited and replaces it as a sub-adviser to the International Equity Fund.

DELAWARE INTERNATIONAL ADVISERS LIMITED. At a regular meeting held on August 4, 2004, the Board of Trustees approved, on behalf of the International Equity Fund and, subsequently, a majority of the outstanding shares of the International Equity Fund approved a new sub-advisory agreement among the Trust, SBC Financial and Mondrian Investment Partners Ltd. ("Mondrian"). Mondrian, formerly known as Delaware International Advisers Limited was acquired on September 24, 2004, by a holding company controlled by senior members of its management and private equity funds sponsored by Hellman & Friedman LLC. This acquisition resulted in a change of control of the sub-adviser, which changed its name to Mondrian Investment Partners Limited immediately following the acquisition. Consequently, Mondrian Investment Partners Limited replaces Delaware International Advisers Limited as a sub-adviser to the International Equity Fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE